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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 8, 1998




                      Healthcare Realty Trust Incorporated
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

    Maryland                        1-11852                        62-1507028
---------------                ----------------                 ---------------
(State or Other                (Commission File                (I.R.S. Employer
Jurisdiction of                     Number)                     Identification
 Incorporation)                                                     Number)


            3310 West End Avenue
                  Suite 400
            Nashville, Tennessee                                 37203
  (Address of Principal Executive Offices)                     --------
---------------------------------------------                 (Zip Code)


                                 (615) 269-9175
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        Healthcare Realty Trust Incorporated, a Maryland corporation ("HR"), has entered into a Plan and Agreement of Merger, dated as of June 8, 1998 (the "Merger Agreement"), with Capstone Capital Corporation, a Maryland corporation ("CCT"). Pursuant to and subject to the terms and conditions of the Merger Agreement, HR Acquisition I Corporation, a wholly owned subsidiary of HR, will be merged with and into CCT (the "Merger"), with CCT becoming a wholly owned subsidiary of HR. Each share of CCT common stock will be converted into the right to receive 0.8518 shares of HR common stock, $0.01 par value per share, and each share of CCT Series A Cumulative Preferred Stock will be converted into the right to receive one share of HR preferred stock, $0.01 par value per share, having substantially the same rights and preferences.

        The Merger is subject to approval by the stockholders of HR, approval by the stockholders of CCT and certain other conditions as described in the Merger Agreement.

        On June 8, 1998, HR and CCT issued a press release (the "Press Release") concerning the Merger and execution of the Merger Agreement.

        The foregoing summary description of the Merger and related transactions is qualified in its entirety by reference to the Merger Agreement and the Press Release, which are attached as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

2.1 Plan and Agreement of Merger, dated as of June 8, 1998, among Healthcare Realty Trust Incorporated, HR Acquisition I Corporation and Capstone Capital Corporation (as directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request).

99.1 Press Release, dated June 8, 1998, issued by Healthcare Realty Trust Incorporated and Capstone Capital Corporation.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HEALTHCARE REALTY TRUST INCORPORATED

                                    By:            /s/ Roger O. West
                                        ---------------------------------------
                                            Roger O. West,
                                            Executive Vice President
                                            and General Counsel



Date:  June 10, 1998






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                                  EXHIBIT INDEX

No.:
----
2.1      Plan and Agreement of Merger, dated as of June 8, 1998, among
         Healthcare Realty Trust Incorporated, HR Acquisition I Corporation and
         Capstone Capital Corporation (as directed by Item 601(b)(2) of
         Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the
         Securities and Exchange Commission upon request).

99.1     Press Release, dated June 8, 1998, issued by Healthcare Realty Trust
         Incorporated and Capstone Capital Corporation.






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